Russell Equity ETF

RUSSELL EXCHANGE TRADED FUNDS TRUST

Supplement dated November 25, 2014 to

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED AUGUST 1, 2014

Each as supplemented August 6, 2014

On November 25, 2014, the Board of Trustees (the “Board”) of Russell Exchange Traded Funds Trust (the “Trust”), authorized an orderly liquidation of Russell Equity ETF, a series of the Trust (the “Fund”). The Board determined that closing and liquidating the Fund was in the best interests of the Fund and its shareholders.

The Fund will close to new investment on January 26, 2015, and will begin the process of closing down and liquidating its portfolio (the “Liquidating Period”). During the Liquidating Period, the Fund will no longer pursue its investment objectives and strategies. Accordingly, during the Liquidating Period, the Fund will sell all of its assets and hold only cash.

The Fund will discontinue trading on the NYSE Arca, Inc. effective at the close of trading on January 26, 2015. The NYSE Arca will suspend trading in the Fund before the open of trading on January 27, 2015. The effective date of the Fund’s liquidation will be on or before February 6, 2015 or such other later date as shall be specified by an officer of the Trust. Shareholders of record in the Fund at the time of liquidation will receive cash at the net asset value of their shares as of January 27, 2015, which will include any capital gains and dividends as of such date.

Shareholders may sell their holdings prior to January 27, 2015, incurring a transaction fee from their broker-dealer.

Shareholders can call 1-888-775-3837 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

36-47-012